UNITED STATES BANKRUPCTY COURT
FOR THE DISTRICT OF DELAWARE

In re THQ Inc., et al.[1]	Case No. 12-13398 (MFW)
Reporting Period: December 19, 2012-December 29, 2012
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Case Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes		Yes
Schedule of Professional Fees Paid	MOR-1b		None paid
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes		Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date
/s/Edward L. Kaufman
Edward L. Kaufman	EVP, Business & Legal Affairs

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

________________________________________________________
1 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: THQ Inc. (1686); Volition, Inc.
(4944); THQ Digital Studios Phoenix, Inc. (1056); THQ Wireless Inc. (7991); and Vigil Games, Inc. (8651). The Debtors’ principal offices are located at
29903 Agoura Road, Agoura Hills, CA 91301.

In re THQ Inc	Case No. 12-13398
Reporting Period 12-29-2012

THQ Inc.
Case Receipts and Disbursements Reconciliation
Activity from 12/19/12 through 12/29/12

	THQ Inc	Vigil	Volition	Wireless	Phoenix	Cumulative
RECEIPTS:
A Cash Receipts	$7,128,290					$7,128,290
DISBURSEMENTS:
B NA Payroll / Benefits / Severance	(775,915)	(257,329)	(586,465)	-	-	(1,619,710)
C NA Product Cost	(1,562,672)	-	-	-	-	(1,562,672)
D All Other Licensing Cost	-	-	-	-	-	-
E Marketing/Selling	-	-	-	-	-	-
F PD (Milestones & Outsourcing)	-	-	-	-	-	-
G All Other NA	(448,518)	(74,702)	(91,141)	-	-	(614,361)
H Non-recurring Transaction Costs	-	-	-	-	-	-
I Debt Service	-	-	-	-	-	-
Total Disbursements	(2,787,106)	(332,031)	(677,607)	-	-	(3,796,743)
Net Cash Flow	$4,341,184	$(332,031)	$(677,607)	$ -	$ -	$3,331,547

UNITED STATES BANKRUPCTY COURT
FOR THE DISTRICT OF DELAWARE

'-------------------------------------------------------	x
In re:	:	Chapter 11
:
THQ INC., et al.[1]	:	Case No. 12-13398 (MFW)
:
Debtors.	:	Jointly Administered
'-------------------------------------------------------	x
CERTIFICATION REGARDING POST-PETITION BANK
ACCOUNT RECONCILIATIONS AND COMPLIANCE
AND PAYMENT OF POST-PETITION TAXES
I, Edward L. Kaufman, Executive Vice President of Business and Legal Affairs of the above-captioned debtors and debtors in possession (the “Debtors”), hereby certify as follows:
1. Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the opening and closing balances for the reporting period. Such accounts were reconciled during the reporting period in accordance with the Debtors’ cash management system, as authorized by the Court [D.I. 36], an ordinary course accounting practices.
2. To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no post-petition tax amounts are past due.
Dated: February 4, 2013
/s/ Edward L. Kaufman
Edward L. Kaufman
Executive Vice President, Business & Legal Affairs

________________________________________________________
1 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: THQ Inc. (1686); Volition, Inc.
(4944); THQ Digital Studios Phoenix, Inc. (1056); THQ Wireless Inc. (7991); and Vigil Games, Inc. (8651). The Debtors’ principal offices are located at
29903 Agoura Road, Agoura Hills, CA 91301.

THQ INC.
Cash Summary
December 29, 2012

G/L #	Bank Account #	Account Description	Beginning Balance 12/19/2012	Ending Balance 12/19/2012
CO 10 – USD
111300	4710	Union Bank of California – Main	5,088,011	6,964
111310	9337	Union Bank of California - Main (Incoming Cash)	-	-
111340		Union Bank of California - Main (Outgoing Cash)	-	-
111301		Union Bank of California - Disbursements	(4,058,541)	(46,758)
111302	320	Union Bank of California - Video Production	10,140	10,140
111303	1629	Union Bank of California - Settlement	(12,551,023)	1,769,504
111304	8775	Union Bank of California - Main	(537,168)	(537,923)
111321		Union Bank of California - O/S checks		(1,150,485)
111350	4729	Union Bank of California - Payroll	7,541	173,189
111360	6098	Union Bank of California - Flex	-	-
111391	8589	UBOC - Wireless US	-	-
111401	215	Union Bank of California - Money Market	-	-
111402	1092	Union Bank of California - Online Gaming	-	-
111520	1202	Bank of America - Lockbox	0	0
112003	4876	Bank of America	954	934
111710	1006	JP Morgan	87,930	87,930
111750		Treasury Partners – Cash	-	-
		TOTAL CASH COMPANY 10 – USD	(11,952,156)	313,494
G/L #		Account Description	Cash	Total
CO 70 – USD
111300	8775	UBOC - Wireless US	537,923	537,923

		TOTAL CASH COMPANY 70 – USD	537,923	537,923

In re THQ Inc		Case No. Reporting Period	12-13398 12/29/2012

		2013 December YID - Year to Date US_Op5.0010 - THQ Inc USD	2013 December YTD - Year to Date US_Ops0015 – Vigil Games USD	2013 December YID - Year to Date U5_Ops.0050 – Volition Inc. USD
GrossSales - Gross Sales	[None]	240,004,372
SalesRtnAllow - Sales Return and Allowances	[None]	(20,211,898)
NetSales - Net Sales	[None]	219,792,474

CostofSales - Cost of Sales	Functional Total - Functional Total	61,598,299
SoftDevelpAmort - Software Development Amortization	Functional Total - Functional Total	100,834,551	3,267	2,657,146
LicAmortRoy - License Amortization and Royalties	Functional Total - Functional Total	15,943,988
PmtVenturePartners - Payment to Venture Partners	Functional Total - Functional Total
Total cost of sales		178,376,839	3,267	2,657,146

Gross profit		41,415,635	(3,267)	(2,657,146)

Operating expenses:
IntIMgmtRecharge - International Management Recharge	[None]	(44,839,583)

CostExpenses - Cost and Expenses	ProductDev - Product Development	11,355,997	4,174,377	5,371,989
CostExpenses - Cost and Expenses	Selling - Selling Expenses	9,148,231
CostExpenses - Cost and Expenses	Marketing - Marketing Expenses	32,760,120
	GA - General and Administrative
CostExpenses - Cost and Expenses	Expenses	38,273,909
RestructCharges - Restructuring Charges	Functional Total - Functional Total
690084 - Goodwill Impairment - nonGAAP	Functional Total - Functional Total
Total operating expenses		46,698,674	4,174,377	5,371,989

Operating income (loss)		(5,283,039)	(4,177,644)	(8,029,135)

Interest and other income (expense)
Net FX Rate (Gain) Loss		(780,570)	(2,311)	868
Net interest income ((expense))		(3,140,412)	6	‑
InterestlncExplC - Interest Income (Expense) - IC	[None]	(1,876,259)
Interest and other Income ((expense))		(5,797,241)	(2,305)	868
OtherIncExp - Other ((Income)) Expense		48,237		1,500
Interest and other income (expense), net		(5,749,004)	(2,305)	2,368

Income (loss) from continuing operations before income taxes		(11,032,043)	(4,179,949)	(8,026,767)
ProvIncTax - Provision for Income Tax	[None]	(669,940)
Income (loss) from continuing operations		(10,362,103)	(4,179,949)	(8,026,767)
740035 - Other Inc/Exp - Discontinued Operations	Functional Total - Functional Total
Net Income (loss) prior to allocation of noncontrolling interest		(10,362,103)	(4,179,949)	(8,026,767)
MinoritylnterestPL - Minority Interest	Functional Total - Functions] Total
NetIncome - Net Income	Functional Total - Functional Total	(10,362,103)	(4,179,949)	(8,026,767)

In re THQ Inc	Case No. Reporting Period	12-13398 12/29/2012

	2013 December US_Ops.0010 - THQ Inc USD	2013 December US_Ops.0015 – Vigil Games USD	2013 December US_Ops.0050 – Volition Inc. USD

CashAndCashEquvl - Cash and Cash Equivalents	313,494
STInvest - Short Term Investments
MarketSec - Marketable Securities
CashAndSTInvet - Cash and Short Term Investments	313,494

AccountsRec - Accounts Receivable	38,777,761		22
Allowance -Allowance for Doubful Accounts	(24,614,727)
AccountRecNet -Accounts Receivable, Net	14,163,034		22

NetIntercompany - Net Intercompany	(43,199,796)	(18,269,584)	(71,824,195)

Inventory	7,375,723
InventoryResv- Inventory Reserve	(5,924,138)
NetInventory - Net Inventory	1,451,585

Licenses	44,643,322
SoftwareDevelopment - Software Development	97,425,856
DefTaxAssetST - Deferred Income Tax	(69,122)
IncTaxRec- Income Tax Receivable

PrepaidExp - Prepaid Expenses	6,719,678	69,688	134,230
PrepdProdPkg - Prepaid Product and Package	1,154,571
OthCurrAssets - Other Current Assets	3,429,176	39,589
NetPrepdExpOth - Net Prepaid and Other Current Assets	11,303,425	109,277	134,230

CurrentAssets - Current Assets	126,031,800	(18,160,306)	(71,689,943)

GrossPropEquip - Gross Property and Equipment	38,421,428	4,009,841	6,701,404
AccumDepr - Accumulated Depreciation	(27,128,139)	(2,515,879)	(6,041,417)
NetPPE - Net Property and Equipment	11,293,289	1,493,962	659,987

LicensesLT- Licenses Net of Current Portion
SoftDevelopmentLT - Software Development Net Current Portion
DeffaxAssetLT - Deferred Asset Tax Net Current Portion
IncTaxRecLT - Income Tax Receivable - Long Term

GoodwillNet - Goodwill Net

LngTrmMktbISec - Long-term Marketable Securities

In re THQ Inc	Case No. Reporting Period	12-13398 12/29/2012

	2013 December US_Ops.0010 - THQ Inc USD	2013 December US_Ops.0015 – Vigil Games USD	2013 December US_Ops.0050 – Volition Inc. USD
OtherDefAssetsLT - Other Deferred Assets - Long Term	2,410,928

OtherAssets - Other Assets	237,806
OthIntangAssets - Other Intangible Assets
180250 - Investment In Yukes	4,824,858
Investment in Sub (excluding Yukes)	17,254,576	-	-
OthLTAssetsNet - Other Long Term Assets Net	22,317,239

TotalAssets -Total Assets	162,053,256	(16,666,344)	(71,029,955)

TotalAP -Total Accounts Payable	27,194,808	81,742	483,471

VAT- VAT and Sales/Use Taxes Payable	176,641
AccrdExp - Accrued Expenses	64,558,295	728,178	2,464,762
TotalAccrd - Total Accrued Expesnes	64,734,936	728,178	2,464,762

AccrdRoyalty -Accrued Royalties	55,533,151

IncTaxPay - Income Tax Payable	16,211

DefTaxLiabST - Deferred Taxes

AdvBank -Advance from Bank	9,816,361

CurrentLiabilities - Current Liabilities	157,295,467	809,921	2,948,234

AcrdExpLT- Accrued Expenses Net of current	604,375
AcrdRoyaltyLT- Accrued Royalties Net of Current
OtherDefLiabLT- Other Liabilities - Long Term	2,509,349	788,967	12,610
DefTaxesLiabLT- Deferred Taxes Net of Current
ComAndContgcies - Commitments and Contingencies
ConSrNotes - Convertible Senior Notes	100,000,000

299000 - Noncontrolling interest

CommonStk - Common Stock	685,284		100

In re THQ Inc	Case No. Reporting Period	12-13398 12/29/2012

	2013 December US_Ops.0010 - THQ Inc USD	2013 December US_Ops.0015 – Vigil Games USD	2013 December US_Ops.0050 – Volition Inc. USD
APIC - Additional Paid in Capital	526,161,151	766,542	872,004
NegPurchPriceAdj - Negative Purchase Price Adjustment
CTA - Cumulative Foreign CTA	(4,195,184)
UnrealizedGLSec - Unrealized Gain/Loss of Securities	1,031,883
RetainedEarnings - Retained Earnings / (Accum Deficit)	(611,676,966)	(14,851,826)	(66,836,136)
CurrentYearNI - Current Year Net Income	(10,367,103)	(4,179,949)	(8,026,767)
TotalEquty -Total Shareholders' Equity	(98,355,935)	(18,265,233)	(73,990,799)
TotalLiabEquty - Total Liability and Equity	162,053,256	(16,666,344)	(71,029,955)

THQ Wireless and THQ Digital were non-operating entities for the fiscal year preceding the filing. As such, they do not have Statement of Operations.

Liability	Taxes Debited	Federal Income Tax	.00
Recap		Earned Income Credit Advances	.00
		Social Security – EE	.00
		Social Security – ER	.00
		Social Security Adj – EE	.00
		Medicare – EE	.00
		Medicare – ER	.00
		Medicare Adj – EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	.00
		State Income Tax	.00
		State Unemployment Insurance – EE	.00
		State Unemployment/ Disability Ins. – ER	.00
		State Unemployment Insurance Adj – EE	.00
		State Disability Insurance - EE	.00
		State Disability Insurance Adj. - EE	.00
		Workers’ Benefit Fund Assessment - EE	.00
		Workers’ Benefit Fund Assessment – ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited Acct No. XXXXXX4729 Tran/ABA XXXXXXXXX		0		Total Liability
		Total Amount Debited From Your Account			.00	.00
	Bank Debits and	Checks		.00		.00
	Other Liability	Direct Deposit		.00		.00
		Adjustments/Prepay/Voids		1,239.71		1,239.71
	Taxes – Your	None This Payroll					Includes Adjustments that
	Responsibility					1,239.71	are your responsibility

Net Pay	Checks	.00
	Direct Deposits	.00
	Subtotal Net Pay		.00
	Adjustments	1,239.71
	Total Net Pay Liability (Net Cash)		1,239.71

Taxes			You are responsible for Depositing these amounts		Amount debited from your account
Federal	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax
	Earned Income Credit Advances
	Social Security
	Medicare
	Federal Unemployment Tax
	Subtotal Federal
	Cobra Premium Assistance Payments
	Total Federal
	Total Taxes		.00	.00	.00	.00	.00

Liability	Taxes Debited	Federal Income Tax	218,384.35
Recap		Earned Income Credit Advances	.00
		Social Security – EE	40,169.58
		Social Security – ER	59,297.82
		Social Security Adj – EE	.00
		Medicare – EE	22,303.99
		Medicare – ER	22,303.96
		Medicare Adj – EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	94.96
		State Income Tax	62,874.95
		State Unemployment Insurance – EE	5.83
		State Unemployment/ Disability Ins. – ER	2,775.14
		State Unemployment Insurance Adj – EE	.00
		State Disability Insurance - EE	2,918.38
		State Disability Insurance Adj. - EE	.01
		Workers’ Benefit Fund Assessment - EE	.00
		Workers’ Benefit Fund Assessment – ER	.00
		Local Income Tax	71.30
		School District Tax	.00
		Total Taxes Debited Acct No. XXXXXX4729 Tran/ABA XXXXXXXXX		431,200.27
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4728 Tran/ABA XXXXXXXXX		1,096,341.20
		ADP Check Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		13,572.44
		Wage Garnishments Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		3,856.46		Total Liability
		Total Amount Debited From Your Accounts			1,544,970.37	1,544,970.37
	Bank Debits and Other Liability	Adjustments/Prepay/Voids		2,830.19		1,547,800.56
	Taxes – Your	State Disability Insurance – EE		.30			Includes Adjustments that
	Responsibility	Taxes – Your Responsibility			.30	1,547,800.56	are your responsibility

Net Pay	Checks	13,572.44
	Direct Deposits	1,096,341.20
	Subtotal Net Pay		1,109,913.64
	Adjustments	2,830.19
	Total Net Pay Liability (Net Cash)		1,112,743.83

Taxes			You are responsible for Depositing these amounts		Amount debited from your account
Federal	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax				218,384.35
	Earned Income Credit Advances
	Social Security				40,169.58	59,297.82
	Medicare				22,303.99	22,303.96
	Federal Unemployment Tax					94.96
	Subtotal Federal				280,857.92	81,696.74	362,554.66
	Cobra Premium Assistance Payments
	Total Federal				280,857.92	81,696.74	362,554.66
State	AZ State Income Tax				1,187.87
	AZ State Unemployment/Disability Ins-ER 2.2500
	Subtotal AZ				1,187.87		1,187.87
	CA State Income Tax				34,567.30
	CA State Unemployment/Disability Ins-ER 6.2000					445.24
	CA State Disability Insurance-EE				2,918.39
	Subtotal CA				37,485.69	445.24	37,930.93
	IL State Income Tax				25,741.13
	IL State Unemployment/Disability Ins-ER 9.4500					2,329.90
	Subtotal IL				25,741.13	2,329.90	28,071.03
	MN State Income Tax				449.00
	MN State Unemployment/Disability Ins-ER 8.1198
	Subtotal MN				449.00		449.00
	NC State Income Tax				430.00
	NC State Unemployment/Disability Ins-ER 1.2000
	Subtotal NC				430.00		430.00
	NY State Income Tax				280.75
	NY State Unemployment/Disability Ins-ER 7.9000
	NY State Disability Insurance-EE		.30
	Subtotal NY		.30		280.75		281.05
	PA State Income Tax				218.90
	PA State Unemployment/Disability Ins-ER 2.7544
	PA State Disability Insurance-EE				5.83
	Subtotal PA				224.73		224.73
Local	100U Uwchlan Twp (Remit to: 100U Uwchlan Twp)				71.30

Taxes			You are responsible for Depositing these amounts		Amount debited from your account

Local	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib
(continued)	Subtotal Local				71.30		71.30

	Total Taxes		.30	.00	346,728.39	84,471.88	431,200.57
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX							431,200.27	Excludes Taxes That Are Your Responsibility
Other	ADP Direct Deposit				1,096,341.20				507 Employee Transactions
Transfers	ADP Check				13,572.44
	Amount ADP Debited From Account XXXXXX 4729 Tran/ABA XXXXXXXXX							1,109,913.64
	Wage Garnishments 3,858.46
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX							3,856.46
Total Amount ADP Debited From Your Accounts								1,544,970.37

Liability	Taxes Debited	Federal Income Tax	268,421.85
Recap		Earned Income Credit Advances	.00
		Social Security – EE	44,312.32
		Social Security – ER	65,413.45
		Social Security Adj – EE	.00
		Medicare – EE	25,291.04
		Medicare – ER	25,291.08
		Medicare Adj – EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	147.74
		State Income Tax	75,041.69
		State Unemployment Insurance – EE	14.47
		State Unemployment Disability Ins. – ER	8,183.65
		State Unemployment Insurance Adj – EE	.00
		State Disability Insurance – EE	3,154.58
		State Disability Insurance Adj – EE	.00
		Workers’ Benefit Fund Assessment – EE	.00
		Workers’ Benefit Fund Assessment – ER	.00
		Local Income Tax	178.44
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Trans/ABA XXXXXXXXX		510,451.31
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		1,158,748.58
		ADP Check Acct. No. XXXXXX4729 Trans/ABA XXXXXXXXX		23,784.84
		Wage Garnishments Acct. No. XXXXXX4729 Trans/ABA XXXXXXXXX		3,127.73		Total Liability
		Total Amount Debited From Your Accounts			1,688,110.47	1,688,110.47
	Bank Debits and	Adjustments/Prepay/Voids		59,666.79		1,747,767.26
	Other Liability
	Taxes – Your	State Disability Insurance - EE		.30			Includes Adjustments and
	Responsibility	Total Taxes Your Responsibility			.30	1,747,767.56	Taxes that are your responsibility

Net Pay	Checks					23,786.54
	Direct Deposits					1,150,746.59
	Subtotal Net Pay						1,174,531.43
	Adjustments					59,656.79
	Total Net Pay Liability (Net Cash)						1,234,188.22
Taxes			You are responsible for Depositing these amounts		Amount debited from your account
Federal	Agency	Rate	EE withheld	ER contrib	EE withheld	ER contrib
	Federal Income Tax				268,421.85
	Earned Income Credit Advances
	Social Security				44,312.32	55,413.45
	Medicare				25,291.04	25,291.08
	Federal Unemployment Tax					147.74
	Subtotal Federal				338,025.21	90,852.27	428,877.48
	Cobra Premium Assistance Payments
	Total Federal				338,025.21	90,852.27	428,877.48
State	AZ State Income Tax				2,742.02
	AZ State Unemployment/Disability	Ins-ER 2.2500
	Subtotal AZ				2,742.02		2,742.02
	CA State Income Tax				44,541.74
	CA State Unemployment/Disability	Ins-ER 6.2000				1,030.04
	CA State Disability Insurance – EE				3,154.58
	Subtotal CA				47,696.32	1,030.04	48,726.36
	IL State Income Tax				25,154.59
	IL State Unemployment/Disability	Ins-ER 9.4500				2,153.61
	Subtotal IL				25,154.59	2,153.61	27,308.20
	MN State Income Tax				1,350.63
	MN State Unemployment/Disability	Ins-ER 8.1199
	Subtotal MN				1,350.63		1,350.63
	NC State Income Tax				430.00
	NC State Unemployment/Disability	Ins-ER 1.2000
	Subtotal NC				430.00		430.00
	NY State Income Tax				271.82
	NY State Unemployment/Disability	Ins-ER 7.9000
	NY State Disability Insurance – EE		.30
	Subtotal NY		.30		271.82		272.12
	PA State Income Tax				550.89
	PA State Unemployment/Disability	Ins-ER 2.7544
	PA State Unemployment Insurance -EE				14.47
	Subtotal PA				565.36		565.36
Local	100U Uwchlan Twp (Remit to: 100U Uwchlan Twp)				179.44

Taxes			You are responsible for Depositing these amounts		Amount debited from your account

Local	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib
(continued)	Subtotal Local				179.44		179.44

	Total Taxes		.30	.00	416,415.39	94,035.92	510,451.61
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX							510,451.61	Excludes Taxes That Are Your Responsibility
Other	ADP Direct Deposit				1,150,746.59				521 Employee Transactions
Transfers	ADP Check				23,784.84
	Amount ADP Debited From Account XXXXXX 4729 Tran/ABA XXXXXXXXX							1,174,531.43
	Wage Garnishments 3,127.73
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX							3,127.73
Total Amount ADP Debited From Your Accounts								1,688,110.47

In re THQ Inc.					Case No. 12-13398
					Reporting Period:		12/29/2012

	Summary of Unpaid Postpetition Debts
					USD Equivalent
Vendor No	Vendor Name	Company	Terms of Payment	Curr. Key	Current (Open)	0-30	31-50	61-90	Over 90	Open in Total	Assignment	Doc. No.	Doc.. Type	Doc. Date	Due Date
211	ENTERTAINMENT SOFTWARE ASSOCIATION	10	Payable on receipt	USD	-	-	(34,500.000)	-	-	(34,500.000)	9000039652	23192365	RE	11/13/12	11/13/12
818	XO COMMUNICATIONS	10	Net 10	USD	(28,153.030)	-	-	-	-	(28,153.030)	20121228	23193218	KR	12/28/12	01/07/13
903	INTERNAP NETWORK SERVICE CORPORATION	10	Net 30	USD	(6,783.340)	-	-	-	-	(6,783.340)	20121228	23193180	KR	12/28/12	01/27/13
2169	VERISIGN, INC.	10	Net 30	USD	(2,395.000)	-	-	-	-	(2,395.000)	9000040297	23192719	RE	12/21/12	01/20/13
2169	VERISIGN, INC.	10	Net 30	USD	(159.670)	-	-	-	-	(159.670)	20121228	23193215	KR	12/28/12	01/27/13
2224	MICROSOFT LICENSING, INC.	10	Payable on receipt	USD	(30,105.510)	-	-	-	-	(30,105.510)	9000040565	23192889	RE	01/01/13	01/01/13
2224	MICROSOFT LICENSING, INC.	10	Net 30	USD	(12,624.890)	-	-	-	-	(12,624.890)	20121228	23193184	KR	12/28/12	01/27/13
2348	ENVIRONMENT CONTROL	10	Payable on receipt	USD	-	(163.550)	-	-	-	(163.550)	20121228	23193176	KR	12/28/12	12/28/12
2356	QWEST CORPORATION	10	Payable on receipt	USD	-	(248.150)	-	-	-	(248.150)	20121213	23193059	KR	12/13/12	12/13/12
2356	QWEST CORPORATION	10	Payable on receipt	USD	-	(273.950)	-	-	-	(273.950)	20121228	23193203	KR	12/28/12	12/28/12
2356	QWEST CORPORATION	10	Payable on receipt	USD	-	(483.470)	-	-	-	(483.470)	20121228	23193204	KR	12/28/12	12/28/12
2496	COMIC CON INTERNATIONAL	10	Payable on receipt	USD	-	-	(15,300.000)	-	-	(15,300.000)	9000039866	23192474	RE	11/19/12	11/19/12
3434	AT&T MOBILITY	10	Payable on receipt	USD	-	(674.300)	-	-	-	(674.300)	20121228	23193165	KR	12/28/12	12/28/12
3623	THE INSTITUTE OF INTERNAL AUDITORS	10	Payable on receipt	USD	-	-	(230.000)	-	-	(230.000)	9000040369	23192762	RE	11/13/12	11/13/12
3834	AT&T	10	Payable on receipt	USD	-	(916.510)	-	-	-	(916.510)	20121228	23193169	KR	12/28/12	12/28/12
3834	AT&T	10	Payable on receipt	USD	-	(21.460)	-	-	-	(21.460)	20121228	23193170	KR	12/28/12	12/28/12
4729	PLASTIC WAX PTY LTD	10	Payable on receipt	USD	-	(65,000.000)	-	-	-	(65,000.000)	9000040494	23192857	RE	12/07/12	12/07/12
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	(18,845.020)	-	-	-	(18,845.020)	20121220	23193061	KR	12/20/12	12/20/12
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	(19,316.150)	-	-	-	(19,316.150)	20121220	23193062	KR	12/20/12	12/20/12
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	(3,953.920)	-	-	-	(3,953.920)	20121220	23193063	KR	12/20/12	12/20/12
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	(400.000)	-	-	-	(400.000)	20121220	23193064	KR	12/20/12	12/20/12
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	(7,902.75)	-	-	-	(7,902.750)	20121228	23193199	KR	12/28/12	12/28/12
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	(8,100.320)	-	-	-	(8,100.320)	20121228	23193200	KR	12/28/12	12/28/12
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	(1,658.100)	-	-	-	(1,658.100)	20121228	23193201	KR	12/28/12	12/28/12
5702	OXFORD REALTY & HOLDING LLC	10	Payable on receipt	USD	-	(167.740)	-	-	-	(167.740)	20121228	23193202	KR	12/28/12	12/28/12
6937	EQUITY ANALYTICS, LLC	10	Payable on receipt	USD	-	(18,004.110)	-	-	-	(18,904.110)	20121228	23193178	KR	12/28/12	12/28/12
7219	JCCE-PALOMAR, LLC	10	Payable on receipt	USD	-	(33,602.400)	-	-	-	(33,602.400)	20121220	23193067	KR	12/20/12	12/20/12
7219	JCCE-PALOMAR, LLC	10	Payable on receipt	USD	(14,091.330)	-	-	-	-	(14,091.330)	20121228	23193181	KR	12/28/12	12/28/12
7298	A.D.D. MARKETING	10	Net 30	USD	(1,442.310)	-	-	-	-	(1,442.310)	20121228	23193166	KR	12/28/12	01/27/13
7738	RECORDS EXPRESS OF CALIFORNIA, LLC	10	Net 30	USD	(1,236.410)	-	-	-	-	(1,236.410)	20121228	23193207	KR	12/28/12	01/27/13
7802	MYINTERNETSERVICES.COM, LLC	10	Payable on receipt	USD	-	(2,046.450)	-	-	-	(2,046.450)	20121228	23193189	KR	12/28/12	12/28/12
7981	WILLIAM D. YOUNGERMAN	50	Payable on receipt	USD	-	(134.190)	-	-	-	(134.190)	20121228	23014998	KR	12/28/12	12/28/12
8030	COMCAST CABLE COMMUNICATIONS	50	Net 15	USD	(97.460)	-	-	-	-	(97.460)	20121228	23014997	KR	12/28/12	01/12/13
8200	CHURCH STREET SQUARE, LLC	50	Payable on receipt	USD	-	(10.740)	-	-	-	(10.740)	20121219	23014980	KR	12/19/12	12/19/12
8200	CHURCH STREET SQUARE, LLC	50	Payable on receipt	USD	-	(11,325.440)	-	-	-	(11,325.440)	20121220	23014984	KR	12/20/12	12/20/12
8200	CHURCH STREET SQUARE, LLC	50	Payable on receipt	USD	-	(4,749.380)	-	-	-	(4,749.380)	20121228	23014995	KR	12/28/12	12/28/12
8349	COMCAST CABLE	50	Payable on receipt	USD	-	(75.490)	-	-	-	(75.490)	20121228	23014996	KR	12/28/12	12/28/12
8431	LAKSHYA DIGITAL PRIVATE LIMITED	10	Net 30	USD	(14,809.380)	-	-	-	-	(14,809.380)	9000040173	23192630	RE	12/04/12	01/03/13
8921	MASS MUTUAL	10	Payable on receipt	USD	(4,133.120)	-	-	-	-	(4,133.120)	20130101	23192869	KR	01101/13	01/01/13
9023	CISCO SYSTEMS CAPITAL CORPORATIONS	10	Net 60	USD	(14,520.950)	-	-	-	-	(14,520.950)	9000040889	23193088	RE	12/09/12	02/07/13
9023	CISCO SYSTEMS CAPITAL CORPORATIONS	10	Net 10	USD	(6,089.430)	-	-	-	-	(6,089.430)	20121228	23193174	KR	12/28/12	01/07/13
9179	APC SALES & SERVICE, CORP	15	Payable on receipt	USD	-	(5,548.110)	-	-	-	(5,548.110)	20121228	23005019	KR	12/28/12	12/28/12
9398	MACHINIMA, INC,	10	Net 30	USD	-	-	(17,000.000)	-	-	(17,000.000)	9000038350	23191594	RE	10/22/12	11/21/12
9398	MACHINIMA, INC.	10	Net 30	USD	-	-	-	(35000.000)	-	(35,000.000)	9000038496	23191674	RE	09/26/12	10/26/12
9432	SHANE KEMP	10	Payable on receipt	USD	-	(2,220.000)	-	-	-	(2,220.000)	20121228	23193212	KR	12/28/12	12/28/12
9564	RYAN RECTO	10	Payable on receipt	USD	-	(1,736. 00)	-	-	-	(1,736.000)	20121228	23193210	KR	12/28/12	12/28/12
9640	RANCHO VISTA INDUSTRIAL, LP	10	Payable on receipt	USD	-	(4,257.000)	-	-	-	(4,257.000)	20121220	23193076	KR	12/20/12	12/20/12
9640	RANCHO VISTA INDUSTRIAL, LP	10	Payable on receipt	USD	-	(612.000)	-	-	-	(612.000)	20121220	23193077	KR	12/20/12	12/20/12
9640	RANCHO VISTA INDUSTRIAL, LP	10	Payable on receipt	USD	-	(33.070)	-	-	-	(33.070)	20121220	23193078	KR	12/20/12	12/20/12
9640	RANCHO VISTA INDUSTRIAL, LP	10	Payable on receipt	USD	-	(1,785.190)	-	-	-	(1,785.190)	20121228	23193205	KR	12/28/12	12/28/12

In re THQ Inc.					Case No. 12-13398
					Reporting Period:		12/29/2012

	Summary of Unpaid Postpetition Debts
					USD Equivalent
Vendor No	Vendor Name	Company	Terms of Payment	Curr. Key	Current (Open)	0-30	31-50	61-90	Over 90	Open in Total	Assignment	Doc. No.	Doc.. Type	Doc. Date	Due Date
9640	RANCHO VISTA INDUSTRIAL, LP	50	Payable on receipt	USD	-	(256.650)	-	-	-	(256.650)	20121228	23193206	KR	12/28/12	12/28/12
9642	TELEPACIFIC COMMUNICATIONS	10	Net 15	USD	(1,293.610)	-	-	-	-	(1,293.610)	20121228	23193213	KR	12/28/12	01/12/13
9829	RENTRAK CORPORATION	10	Nat 30	USD	(2,739.13)	-	-	-	-	(2,739.130)	20121228	23193208	KR	12/28/12	01/27/13
9945	HAMAGAMI CARROL	10	Net 30	USD	-	-	(12,400.000)	-	-	(12,400.000)	9000037723	23191085	RE	10/03/12	11/02/12
9945	HAMAGAMI CARROL	10	Net 30	USD	-	-	(21,025.000)	-	-	(21,025.000)	9000037724	23191087	RE	10/03/12	11/02/12
9945	HAMAGAMI CARROL	10	Net 30	USD	-	(16,875.000)	-	-	-	(16,875.000)	9000039471	23192221	RE	11/15/12	12/15/12
9998	CENTURYLINK	10	Net 15	USD	(1,214.190)	-	-	-	-	(1,214.190)	20121228	23193173	KR	12/28/12	01/12/13
10094	FIVE ALARM SECURITY	10	Net 30	USD	(18.030)	-	-	-	-	(18.030)	20121228	23193179	KR	12/28/12	01/27/13
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	(40,150.240)	-	-	-	(40,150.240)	20121220	23193065	KR	12/20/12	12/20/12
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	(1,043.910)	-	-	-	(1,043.910)	20121220	23193066	KR	12/20/12	12/20/12
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	(46,380.450)	-	-	-	(46,380.450)	20121220	23193068	KR	12/20/12	12/20/12
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	(1,205.890)	-	-	-	(1,205.890)	20121220	23193069	KR	12/20/12	12/20/12
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	(16,837.200)	-	-	-	(16,837.200)	20121228	23193185	KR	12/28/12	12/28/12
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	(437.770)	-	-	-	(437.770)	20121228	23193186	KR	12/28/12	12/28/12
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	(19,449.870)	-	-	-	(19,449.870)	20121228	23193187	KR	12/28/12	12/28/12
10370	MS MCC HIGHLAND, LLC	10	Payable on receipt	USD	-	(505.700)	-	-	-	(505.700)	20121228	23193188	KR	12/28/12	12/28/12
10469	ISACA	50	Net 30	USD	(205.000)	-	-	-	-	(205.000)	9000040368	23192761	RE	12/24/12	01/23/13
10540	JESSICA WU	10	Net 15	USD	(1,600.000)	-	-	-	-	(1,600.000)	20121228	23193182	KR	12/28/12	01/12/13
10541	NEIL RICHMOND	10	Net 15	USD	(1,500.000)	-	-	-	-	(1,500.000)	20121228	23193190	KR	12/28/12	01/12/13
10548	BENJAMIN BRIGHAM	10	Net 15	USD	(1,500.000)	-	-	-	-	(1,500.000)	20121228	23193171	KR	12/28/12	01/12/13
10562	KONTAGENT, INC.	10	Net 10	USD	(1,048.390)	-	-	-	-	(1,048.390)	20121228	23193183	KR	12/28/12	01/07/13
10629	ONESITE, INC.	10	Net 30	USD	(209.680)	-	-	-	-	(209.680)	23121228	23193191	KR	12/28/12	01/27/13
10629	ONESITE, INC.	10	Net 30	USD	(1,467.740)	-	-	-	-	(1,467.740)	20121228	23193192	KR	12/28/12	01/27/13
10629	ONESITE, INC.	10	Net 30	USD	(209.680)	-	-	-	-	(209.680)	20121228	23193193	KR	12/28/12	01/27/13
10629	ONESITE, INC.	10	Net 30	USD	(209.680)	-	-	-	-	(209.680)	20121228	23193194	KR	12/28/12	01/27/13
10629	ONESITE, INC.	10	Net 30	USD	(104.840)	-	-	-	-	(104.840)	20121228	23193195	KR	12/28/12	01/27/13
10629	ONESITE, INC.	10	Net 30	USD	(587.100)	-	-	-	-	(587.100)	20121228	23193196	KR	12/28/12	01/27/13
10629	ONESITE, INC.	10	Net 30	USD	(1,048.390)	-	-	-	-	(1,048.390)	20121228	23193197	KR	12/28/12	01/27/13
10629	ONESITE, INC.	10	Net 30	USD	(2,096.770)	-	-	-	-	(2,096.770)	20121228	23193198	KR	12/28/12	01/27/13
10664	DAVID ONG	10	Net 15	USD	(750.000)	-	-	-	-	(750.000)	20121228	23193175	KR	12/28/12	01/12/13
10891	SEAN CHARLES	10	Payable on receipt	USD	-	(3,522.580)	-	-	-	(3,522.580)	20121228	23193211	KR	12/28/12	12/28/12
10912	WEST OAKS PARK LLC	10	Payable on receipt	USD	-	(1,596.000)	-	-	-	(1,596.000)	20121220	23193074	KR	12/20/12	12/20/12
10912	WEST OAKS PARK LLC	50	Payable on receipt	USD	-	(669.290)	-	-	-	(669.290)	20121228	23193217	KR	12/28/12	12/28/12
10965	AKAMAI TECHNOLGOES, INC.	10	Net 30	USD	(41.940)	-	-	-	-	(41.940)	20121228	23193167	KR	12/28/12	01/27/13
11123	CARONET MANAGED HOSTING, INC.	10	Net 30	USD	(8,938_20)	-	-	-	-	(8,938.200)	20121228	23193172	KR	12/28/12	01/27/13
11227	CHARTER COMMUNICATIONS HOLDING CO.	10	Net 15	USD	-	(183.990)	-	-	-	(183.990)	20121209	23014972	KR	12/09/12	12/24/12
11230	GLOBAL CROSSING TELECOMMUNICATIONS,	10	Net 30	USD	(3,677.270)	-	-	-	-	(3,677.270)	20121228	23193219	KR	12/28/12	01/27/13
11248	TRUNG P. DOAN	10	Net 15	USD	(1,750.000)	-	-	-	-	(1,750.00).	20121228	23193214	KR	12128/12	01/12/13
11271	ANJELINA QUIJANO	10	Net 15	USD	(1,440.000)	-	-	-	-	(1,440.000)	20121228	23193168	KR	12/28/12	01/12/13
11424	ENVIRONMENTAL SERVICE CONCEPTS LLC	10	Net 30	USD	(529.440)	-	-	-	-	(529.4410)	20121228	23193177	KR	12/28/12	01/27/13
11425	RICOH USA INC	10	Net 30	USD	(214.740)	-	-	-	-	(214.740)	20121228	23193209	KR	12/28/12	01/27/13
11544	YUKES	10	Payable on receipt	JPY	-	(6,361.780)	-	-	-	(6,361.780)	20121228	23193220	KR	12/28/12	12/28/12
11564	VISIBLE TECHNOLOGIES, INC.	10	Net 30	USD	(5,285.560)	-	-	-	-	(5,285.560)	20121228	23193216	KR	12/28/12	01/27/13

	Total				(162,229.880)	(364,732.610)	(100,455.000)	(35,000.000)		(682,417.490)

In re THQ Inc.	Case No.	12-13398
	Reporting Period	12/29/2012

ACCOUNTS RECEIVABLE RECONCILIATION

Total Accounts Receivable at the beginning of the reporting period	32,858,765.54
+	4,200,891.28
- Amounts collected during the period	3,330,768.13
Total Accounts Receivable at the end of the reporting period	33,728,888.69

In re THQ Inc.	Case No.	12-13398
	Reporting Period	12/29/2012

THQ, Inc – Balance Summary Aging as of December 29, 2012 Company Code 0010

Co Code	Open in Total	Current	1-30	31-60	61-90	91-120	120+
10	33,728,888.69	21,927,272.65	6,966,824.25	2,735,514.73	688,003.33	579,832.65	831,441.08
Total	33,728,888.69	21,927,272.65	6,966,824.25	2,735,514.73	688,003.33	579,832.65	831,441.08
	100%	65%	21%	8%	2%	2%	2%

Reviewed and Approved by:
Joe DeMartini - Director of Credit & Collections

In re THQ Inc.	Case No.	12-13398
Debtor	Period	12/29/2012

DEBTOR QUESTIONAIRRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X